As filed with the Securities and Exchange Commission on July 9, 2007

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21334

                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
                  ---------------------------------------------
             (Exact Name of the Registrant as Specified in Charter)
                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               (Address of Principal Executive Offices - Zip Code)

       Registrant's telephone number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                      c/o Neuberger Berman Management Inc.
                  Neuberger Berman Income Opportunity Fund Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                            Arthur C. Delibert, Esq.
                 Kirkpatrick & Lockhart Preston Gates Ellis LLP
                               1601 K Street, N.W.
                           Washington, D.C. 20006-1600
                   (Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2007

Date of reporting period: April 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS


SEMI-ANNUAL REPORT
APRIL 30, 2007

NEUBERGER | BERMAN
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN

INCOME OPPORTUNITY
FUND INC.

                                     NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

CHAIRMAN'S LETTER

DEAR SHAREHOLDER,

I am pleased to present to you this semi-annual report for Neuberger Berman Income Opportunity Fund Inc. for the six months ended April 30, 2007. The report includes portfolio commentary, a listing of the Fund's investments, and its financial statements for the reporting period.

The Fund's investment objective is to provide high current income with capital appreciation as a secondary objective through a diversified portfolio of both real estate securities and high yield bonds. Portfolio Co-Manager Steven Brown manages the real estate portion of the Fund. His investment approach combines analysis of security fundamentals and real estate with property sector diversification. His disciplined valuation methodology seeks real estate securities that are attractively priced relative to their historical growth rates and the valuation of other property sectors.

Portfolio Co-Managers Ann Benjamin and Tom O'Reilly manage the high yield bond portion of the Fund. Their investment approach focuses on generating income and managing risk. They seek to avoid the default and volatility risk associated with many high yield bonds by applying rigorous credit analysis to higher quality issues, and by emphasizing the intermediate range of the yield curve.

We believe that our conservative investing philosophy and disciplined investment process will benefit shareholders by providing attractive current income over the long term.

Thank you for your confidence in Neuberger Berman. We will continue to do our best to earn it.

Sincerely,


/s/ Peter Sundman
-------------------------------------
PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN
INCOME OPPORTUNITY FUND INC.

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual Fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2007 Neuberger Berman Management Inc. All rights reserved.

CONTENTS


CHAIRMAN'S LETTER                                                             1
PORTFOLIO COMMENTARY                                                          2
SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS                               7
FINANCIAL STATEMENTS                                                         17
FINANCIAL HIGHLIGHTS/PER SHARE DATA                                          29
DISTRIBUTION REINVESTMENT PLAN                                               31
DIRECTORY                                                                    33
PROXY VOTING POLICIES AND PROCEDURES                                         34
QUARTERLY PORTFOLIO SCHEDULE                                                 34
REPORT OF VOTES OF SHAREHOLDERS                                              35

INCOME OPPORTUNITY FUND INC. PORTFOLIO COMMENTARY

For the six months ended April 30, 2007, on a net asset value (NAV) basis, Neuberger Berman Income Opportunity Fund Inc. (AMEX: NOX) provided a strong positive return.

The Fund pursues a primary objective of high current income by investing a portion of its assets in intermediate term, high yield corporate bonds with maturities of primarily 10 years or less at the time of initial investment and another portion in real estate company securities, including real estate investment trust (REIT) common stock and REIT preferred shares.

At the end of the reporting period, the Fund held 46.6% of its investments in REIT common stocks, 11.9% in REIT preferred shares, 39.2% in bonds and 2.3% in cash and cash equivalents.

REAL ESTATE INVESTMENT TRUST HOLDINGS

During the first part of the reporting period, real estate investment trusts (REITs) performed quite well but in mid-February declined sharply along with the broad stock market. REITs rebounded following this sell-off, but failed to keep pace with the S&P 500 Index, which was bolstered by strength in large multi-national companies benefiting from the falling U.S. dollar. Weakness in the Apartments sector caused by the large influx of unsold condominiums and homes coming into the rental market also restrained REIT returns.

The segment of the portfolio focused on REITs posted a respectable return but trailed the FTSE NAREIT Equity REITs Index. This shortfall was due primarily to an underweight in the strong Shopping Center and Regional Mall sectors, lagging performance in the Office sector, and positions in REIT preferred securities.

With the exception of the Apartments sector, commercial real estate fundamentals remain healthy. Increased demand coupled with restrained supply growth due to higher development costs have translated into better occupancy rates, rising rent levels, and above historical average REIT earnings growth in most property sectors.

Rather anemic first quarter Gross Domestic Product growth has prompted some concern that REIT fundamentals may weaken along with the economy in the year ahead. We believe that as long as employment remains strong, REIT fundamentals will remain sound. In addition, we expect the economy to re-accelerate in the second half of calendar 2007 as the weak dollar boosts exports to faster growing international markets, business spending increases to rebuild depleted inventories, and a more stable housing market is less of a drag on the economy.

While REITs have become more fully valued relative to historical average price/earnings ratios and yield, they remain undervalued relative to NAV, in our opinion, which, in view of recent transaction prices, may be understated. We expect institutional money to continue to flow into alternative investment pools including real estate opportunity funds. Consequently, we maintain a strong bias toward REITs trading at discounts to NAV and expect further consolidation in the REIT market to continue to surface value in the portfolio.

In closing, while we have cautioned shareholders not to expect recent years' outsized returns in the REIT market to continue indefinitely, we believe the combination of sound fundamentals, strong earnings growth, a high level of liquidity in the financial system, and ongoing merger and acquisition activity will continue to support attractive REIT returns in the year ahead.

HIGH YIELD SECURITIES HOLDINGS

The high yield bond market performed well during the reporting period, as investors continued to gravitate to higher yielding securities. Within the high yield market itself, lower rated securities were the best performers.

The portfolio's high yield component provided a positive return for the reporting period, outpacing the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index. The portfolio segment's overweighting in the Health Care, Basic Industry and Communications sectors made the greatest contribution to returns. The portfolio's under-weighting in lagging sectors such as Financials, Utilities, and Energy also benefited relative performance. Over the last several months, we have gradually reduced exposure to cyclical sectors and increased our commitments in less economically sensitive sectors.

The portfolio's weighted average maturity and duration (a standard measure of interest rate risk) fluctuated modestly over the period. This was a function of security selection rather that an attempt to anticipate interest rate trends. Our bias toward intermediate maturity securities, which we believe have more attractive risk/reward characteristics than longer maturity bonds, will generally result in below index average weighted average maturity and duration. As of April 30, the Fund had a neutral credit quality profile versus the index.

Demand for high yield securities remains strong. While investors' hunger for yield is the primary driver of demand, the introduction of a new risk factor in the fixed income markets--the high volume of private equity deals, mergers, and takeovers--may be enhancing demand in the high yield market. In many instances, these transactions increase the acquired company's debt, causing the credit rating agencies to downgrade existing bonds and leaving bondholders holding the proverbial bag. Ironically, because a much greater percentage of high yield bonds have protective covenants such as clearly defined bondholder rights and/or total debt limits, this deal activity can present a greater risk for investment grade corporate bondholders than for high yield bond investors.

Recently, demand for lower rated securities has been particularly strong. Disciplined, valuation sensitive securities selection targeting issuers with strong balance sheets and business plans designed to reduce debt is the key to managing risk in this sector of the high yield market.

Some market observers have been expressing concern that, as the economy slows, debt default rates will increase significantly, negatively affecting the high yield bond market. We do not believe these concerns are justified. We expect the economy to continue to expand at a rate that will support respectable cash flow growth for most companies. High yield default rates could creep up somewhat but are still below the historical average. In our opinion, our commitment to in-house credit quality research should continue to help us avoid any potholes in the market.

Looking ahead, with the economy slowing and today's relative tight credit spreads, we expect high yield bond returns to moderate. Still, we anticipate that the sector's returns are likely to be attractive relative to prospective returns for investment grade corporate bonds and Treasury securities. Going forward, we believe that our focus on sector allocation and individual security selection will be critical to performance success.

Sincerely,


/s/ Steven R. Brown        /s/ Ann H. Benjamin            /s/ Thomas P. O'Reilly
--------------------------------------------------------------------------------
            STEVEN R. BROWN, ANN H. BENJAMIN AND THOMAS P. O'REILLY
                              PORTFOLIO CO-MANAGERS

INCOME OPPORTUNITY FUND INC.

PERFORMANCE HIGHLIGHTS

                              TOTAL RETURN
                                SIX MONTH
                              PERIOD ENDED   AVERAGE ANNUAL TOTAL RETURN
NAV(1,3,4)   INCEPTION DATE     4/30/2007     1 YEAR   SINCE INCEPTION
               06/24/2003         5.97%       20.79%        18.14%

PERFORMANCE HIGHLIGHTS

                                       TOTAL RETURN
                                         SIX MONTH
                                       PERIOD ENDED  AVERAGE ANNUAL TOTAL RETURN
MARKET PRICE(2,3,4)   INCEPTION DATE     4/30/2007    1 YEAR   SINCE INCEPTION
                        06/24/2003        12.51%      33.68%       15.87%

RATING DIVERSIFICATION
(% OF HIGH YIELD BOND RATINGS)

AAA/Government/Government Agency    0.0%
AA                                  0.0
A                                   0.0
BBB                                 0.2
BB                                 17.0
B                                  27.0
CCC                                 9.1
CC                                  0.0
C                                   0.0
D                                   0.0
Not Rated                           0.0
Short Term                          3.9

INDUSTRY DIVERSIFICATION
(% OF EQUITY HOLDINGS)

Apartments                           4.4%
Commercial Services                 11.9
Community Centers                    1.7
Diversified                         14.5
Finance                              2.9
Health Care                          7.9
Industrial                           7.1
Lodging                              4.9
Office                              15.0
Office-Industrial                    2.1
Regional Malls                       5.2
Self Storage                         2.0
Specialty                            0.3
Short-Term Investments              10.3
Liabilities, less cash,
   receivables and other assets,
   and Liquidation Value of
   Auction Preferred Shares        (47.4)

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

                                     NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

ENDNOTES

1.   Returns based on Net Asset Value (NAV) of the Fund.

2.   Returns based on market price of Fund shares on the American Stock
     Exchange.

3. Neuberger Berman Management Inc. has contractually agreed to waive a portion of the management fees that it is entitled to receive from the Fund. The undertaking lasts until October 31, 2011. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Neuberger Berman Management Inc. Absent such a waiver, the performance of the Fund would be lower.

4. Unaudited performance data current to the most recent month-end are available at www.nb.com.

GLOSSARY OF INDICES

S&P 500 INDEX:                       The S&P 500 Index is widely regarded as the
                                     standard for measuring large-cap U.S. stock markets' performance and includes a representative sample of leading companies in leading industries.

FTSE NAREIT EQUITY REITS INDEX:      The FTSE NAREIT Equity REITs Index tracks
                                     the performance of all Equity REITs
                                     currently listed on the New York Stock
                                     Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

THE LEHMAN BROTHERS U.S. CORPORATE   The Lehman Brothers U.S. Corporate High
   HIGH YIELD 2% ISSUER CAP INDEX:   Yield 2% Issuer Cap Index is an unmanaged
                                     sub-index of the Lehman Brothers U.S.
                                     Corporate High Yield Index (which includes all U.S. dollar-denominated, taxable, fixed rate, non-investment grade debt), capped such that no single issuer accounts for more than 2% of the index weight.

Please note that the indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index. Data about the performance of each index is prepared or obtained by Neuberger Berman Management Inc. and includes reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in its indices.

SCHEDULE OF INVESTMENTS INCOME OPPORTUNITY FUND INC.

TOP TEN EQUITY HOLDINGS

                          HOLDING                                             %
 1   iStar Financial                                                         6.6

 2   NorthStar Realty Finance                                                5.5

 3   Capital Trust                                                           4.2

 4   American Financial Realty Trust                                         3.4

 5   Gramercy Capital                                                        3.3

 6   First Industrial Realty Trust                                           3.3

 7   Mid-America Apartment Communities                                       3.1

 8   Glimcher Realty Trust                                                   3.1

 9   DTC Industrial Trust                                                    2.9

10   Brandywine Realty Trust                                                 2.5

NUMBER OF SHARES                                                  MARKET VALUE+
                                                                 (000'S OMITTED)
COMMON STOCKS (63.5%)
APARTMENTS (2.2%)
   21,000   Apartment Investment & Management                        $  1,161
   69,500   Education Realty Trust                                        990
   66,500   Mid-America Apartment Communities                           3,588
   26,400   Post Properties                                             1,237
                                                                     --------
                                                                        6,976
COMMERCIAL SERVICES (11.3%)
  288,500   Capital Trust                                              13,666
  325,600   Gramercy Capital                                           10,546
  838,400   NorthStar Realty Finance                                   12,409
                                                                     --------
                                                                       36,621
COMMUNITY CENTERS (1.2%)
   92,000   Tanger Factory Outlet Centers                               3,730

DIVERSIFIED (9.8%)
  152,100   Colonial Properties Trust                                   7,546(2)
  277,800   Crescent Real Estate Equities                               5,697
  256,100   iStar Financial                                            12,272
  300,760   Lexington Realty Trust                                      6,283(2)
                                                                     --------
                                                                       31,798
FINANCE (2.9%)
  126,100   CBRE Realty Finance                                         1,633
  296,600   Crystal River Capital                                       7,792
                                                                     --------
                                                                        9,425
HEALTH CARE (7.1%)
   33,000   Health Care Property Investors                              1,168
  116,802   Health Care REIT                                            5,284
   40,600   Healthcare Realty Trust                                     1,383
  134,300   Nationwide Health Properties                                4,306
  338,300   OMEGA Healthcare Investors                                  5,683
  119,700   Ventas, Inc.                                                5,046
                                                                     --------
                                                                       22,870
INDUSTRIAL (7.1%)
  822,400   DCT Industrial Trust                                        9,235
   61,400   EastGroup Properties                                        3,077
  240,800   First Industrial Realty Trust                              10,545(2)
                                                                     --------
                                                                       22,857
LODGING (1.1%)
   74,500   Ashford Hospitality Trust                                     894
   62,000   Hospitality Properties Trust                                2,823
                                                                     --------
                                                                        3,717
OFFICE (14.0%)
1,047,800   American Financial Realty Trust                            11,107
  241,336   Brandywine Realty Trust                                     7,935
  163,900   Highwoods Properties                                        6,684
  330,000   HRPT Properties Trust                                       4,039
  160,800   Mack-Cali Realty                                         $  7,874
  214,500   Maguire Properties                                          7,728(2)
                                                                     --------
                                                                       45,367
OFFICE--INDUSTRIAL (1.0%)
   67,100   Liberty Property Trust                                      3,247
REGIONAL MALLS (3.8%)
  257,000   Glimcher Realty Trust                                       6,942(2)
  113,700   Pennsylvania REIT                                           5,282
                                                                     --------
                                                                       12,224
SELF STORAGE (2.0%)
    2,700   Public Storage, Depositary Shares                              71
  115,900   Sovran Self Storage                                         6,405(2)
                                                                     --------
                                                                        6,476
TOTAL COMMON STOCKS
(COST $155,900)                                                       205,308
                                                                     --------
PREFERRED STOCKS (16.4%)

APARTMENTS (2.2%)
   12,400   Apartment Investment & Management, Ser. T                     317
   10,000   Apartment Investment & Management, Ser. U                     257
  252,200   Mid-America Apartment Communities, Ser. H                   6,565
                                                                     --------
                                                                        7,139
COMMERCIAL SERVICES (2.3%)
   20,000   Anthracite Capital, Ser. C                                    507
   20,000   Newcastle Investment, Ser. B                                  504
   39,500   Newcastle Investment, Ser. D                                  987*
  200,000   NorthStar Realty Finance, Ser. A                            5,263(2)
                                                                     --------
                                                                        7,261
COMMUNITY CENTERS (0.5%)
   20,000   Cedar Shopping Centers, Ser. A                                528
   12,000   Developers Diversified Realty, Ser. I                         308
   34,000   Tanger Factory Outlet Centers, Ser. C                         865
                                                                     --------
                                                                        1,701
DIVERSIFIED (3.0%)
    9,000   Colonial Properties Trust, Ser. E                             227
   18,400   Crescent Real Estate Equities, Ser. B                         462
  200,000   iStar Financial, Ser. E                                     5,072
  160,000   iStar Financial, Ser. F                                     4,055
                                                                     --------
                                                                        9,816

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Income Opportunity Fund Inc. cont'd



NUMBER OF SHARES                                                  MARKET VALUE+
                                                                 (000'S OMITTED)
HEALTH CARE (0.8%)
   25,000   Health Care REIT, Ser. D                                 $   648
   18,200   LTC Properties, Ser. E                                       921
   34,000   LTC Properties, Ser. F                                       867
                                                                     -------
                                                                       2,436
LODGING (3.8%)
   36,000   Eagle Hospitality Properties Trust, Ser. A                   861
  182,000   Equity Inns, Ser. B                                        4,772(2)
   22,600   Hersha Hospitality Trust, Ser. A                             588(2)
   16,000   Host Hotels & Resorts, Ser. E                                434
   77,500   LaSalle Hotel Properties, Ser. B                           2,001
   28,000   LaSalle Hotel Properties, Ser. D                             707
   33,000   LaSalle Hotel Properties, Ser. E                             873
   31,000   Strategic Hotels & Resorts, Ser. B                           791
   51,300   Strategic Hotels & Resorts, Ser. C                         1,326
                                                                     -------
                                                                      12,353
OFFICE (1.0%)
   60,000   DRA CRT Acquisition, Ser. A                                1,442
   60,000   Kilroy Realty, Ser. E                                      1,520
    6,800   SL Green Realty, Ser. D                                      176
                                                                     -------
                                                                       3,138
OFFICE--INDUSTRIAL (1.1%)
   25,000   Digital Realty Trust, Ser. A                                 648
   16,900   Digital Realty Trust, Ser. B                                 431
   50,000   LBA Realty Fund LP                                         2,325
    8,000   PS Business Parks, Ser. K                                    212
                                                                     -------
                                                                       3,616
REGIONAL MALLS (1.4%)
   60,000   Glimcher Realty Trust, Ser. F                              1,548
   61,800   Glimcher Realty Trust, Ser. G                              1,568
   19,800   Pennsylvania REIT, Ser. A                                  1,055
   11,300   Taubman Centers, Ser. G                                      291
                                                                     -------
                                                                       4,462
SPECIALTY (0.3%)
   40,000   Entertainment Properties Trust, Ser. A                     1,009
TOTAL PREFERRED STOCKS
(COST $51,054)                                                        52,931
                                                                     -------

                                     NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

SCHEDULE OF INVESTMENTS Income Opportunity Fund Inc. cont'd



PRINCIPAL AMOUNT                                                             RATING          VALUE +
(000'S OMITTED)                                                         MOODY'S    S&P   (000'S OMITTED)
CORPORATE DEBT SECURITIES (53.3%)
AEROSPACE/DEFENSE (0.7%)
$  415   L-3 Communications Corp., Guaranteed Senior Unsecured
         Subordinated Notes, 7.63%, due 6/15/12                           Ba3      BB+      $   430
 1,760   L-3 Communications Corp., Guaranteed Notes, Ser. B,
         6.38%, due 10/15/15                                              Ba3      BB+        1,751
                                                                                            -------
                                                                                              2,181
AIRLINES (0.4%)
 1,253   Continental Airlines, Inc., Pass-Through Certificates,
         9.80%, due 4/1/21                                                Ba1      BB+        1,404
APPAREL/TEXTILES (0.2%)
   715   Levi Strauss & Co., Senior Unsubordinated Notes,
         9.75%, due 1/15/15                                                B2       B           785
AUTO LOANS (5.0%)
 1,890   Ford Motor Credit Co., Unsecured Notes, 7.38%, due 10/28/09       B1       B         1,892
 3,605   Ford Motor Credit Co., Senior Unsecured Notes,
         9.75%, due 9/15/10                                                B1       B         3,815
 5,655   Ford Motor Credit Co., Bonds, 7.38%, due 2/1/11                   B1       B         5,593
 3,325   General Motors Acceptance Corp., Notes, 6.88%, due 9/15/11       Ba1      BB+        3,336(5)
 1,400   General Motors Acceptance Corp., Unsecured Notes,
         7.00%, due 2/1/12                                                Ba1      BB+        1,410
                                                                                            -------
                                                                                             16,046
AUTO PARTS & EQUIPMENT (0.3%)
   350   Goodyear Tire & Rubber Co., Senior Notes, 8.63%, due 12/1/11      B2      B-           378(1)
   470   Goodyear Tire & Rubber Co., Senior Notes, 9.00%, due 7/1/15       B2      B-           518
                                                                                            -------
                                                                                                896
AUTOMOTIVE (1.5%)
 3,450   General Motors Corp., Senior Unsecured Debentures,
         8.25%, due 7/15/23                                               Caa1     B-         3,122(2)
 1,980   General Motors Corp., Senior Unsubordinated Notes,
         8.38%, due 7/15/33                                               Caa1     B-         1,790(2)
                                                                                            -------
                                                                                              4,912
BEVERAGES (0.3%)
   930   Constellation Brands, Inc., Guaranteed Notes,
         7.25%, due 9/1/16                                                Ba3      BB-          946
CHEMICALS (1.6%)
   650   Chemtura Corp., Guaranteed Notes, 6.88%, due 6/1/16              Ba1      BB+          640
 1,240   Hexion US Finance Corp., Senior Notes, 9.75%, due 11/15/14        B3      B-         1,339(1)
   500   Lyondell Chemical Co., Guaranteed Notes, 8.25%, due 9/15/16       B1      B+           535
 1,305   MacDermid, Inc., Senior Subordinated Notes,
         9.50%, due 4/15/17                                               Caa1    CCC+        1,354(1)
 1,135   PQ Corp., Guaranteed Notes, 7.50%, due 2/15/13                    B3      B-         1,195
                                                                                            -------
                                                                                              5,063
CONSUMER--PRODUCTS (0.7%)
   690   Amscan Holdings, Inc., Senior Subordinated Notes,
         8.75%, due 5/1/14                                                Caa1    CCC+          695
 1,530   Yankee Acquisition Corp., Senior Subordinated Notes,
         9.75%, due 2/15/17                                               Caa1    CCC+        1,576(1)(2)
                                                                                            -------
                                                                                              2,271
ELECTRIC--GENERATION (2.2%)
 1,340   Dynegy-Roseton Danskamme, Pass-Through Certificates, Ser. B,
         7.67%, due 11/8/16                                               Ba3       B         1,427
 2,010   Midwest Generation LLC, Secured Notes, 8.75%, due 5/1/34         Ba2      B+         2,221

See Notes to Schedule of Investment

SCHEDULE OF INVESTMENTS Income Opportunity Fund Inc. cont'd


PRINCIPAL AMOUNT                                                             RATING           VALUE +
(000'S OMITTED)                                                         MOODY'S    S&P   (000'S OMITTED)
$1,405   Mirant Americas Generation, Inc., Senior Unsecured Notes,
         8.30%, due 5/1/11                                                Caa1     B-       $ 1,486
   870   NRG Energy, Inc., Guaranteed Notes, 7.38%, due 2/1/16             B1      B-           904
   900   NRG Energy, Inc., Guaranteed Notes, 7.38%, due 1/15/17            B1      B-           932
                                                                                            -------
                                                                                              6,970
ELECTRONICS (1.7%)
 1,990   Flextronics Int'l, Ltd., Senior Subordinated Notes,
         6.50%, due 5/15/13                                               Ba2      BB-        1,972
 2,060   Freescale Semiconductor, Inc., Senior Notes,
         9.13%, due 12/15/14                                               B1       B         2,050(1)
   430   NXP BV Funding LLC, Secured Notes, 7.88%, due 10/15/14           Ba2      BB+          447(1)
 1,075   NXP BV Funding LLC, Senior Notes, 9.50%, due 10/15/15             B2      B+         1,129(1)
                                                                                            -------
                                                                                              5,598
ENERGY-EXPLORATION & PRODUCTION (1.8%)
   225   Chesapeake Energy Corp., Guaranteed Senior Notes,
         7.50%, due 9/15/13                                               Ba2      BB           235
 1,105   Chesapeake Energy Corp., Guaranteed Notes,
         6.38%, due 6/15/15                                               Ba2      BB         1,106
   200   Energy Partners Ltd., Senior Notes, 9.75%, due 4/15/14           Caa1     B-           204(1)
   875   Forest Oil Corp., Guaranteed Senior Unsecured Notes,
         7.75%, due 5/1/14                                                 B1      B+           897
 3,175   Sabine Pass L.P., Secured Notes, 7.50%, due 11/30/16             Ba3      BB         3,254(1)
                                                                                            -------
                                                                                              5,696
ENVIRONMENTAL (0.4%)
   895   Allied Waste North America, Inc., Guaranteed Notes,
         7.25%, due 3/15/15                                                B1      BB           920
   470   Allied Waste North America, Inc., Guaranteed Notes,
         6.88%, due 6/1/17                                                 B1      BB           476
                                                                                            -------
                                                                                              1,396
FOOD & DRUG RETAILERS (0.6%)
 1,950   Jean Coutu Group PJC, Inc., Guaranteed Notes,
         8.50%, due 8/1/14                                                Caa2     B-         2,111
FOOD--WHOLESALE (0.1%)
   320     Dean Foods Co., Guaranteed Notes, 7.00%, due 6/1/16             B1      B+           324
FORESTRY/PAPER (0.7%)
   430   Bowater, Inc., Senior Floating Rate Notes,
         8.35%, due 6/15/07                                                B3      B+           432(6)
   865   Bowater, Inc., Debentures, 9.00%, due 8/1/09                      B3      B+           910
   780   Graphic Packaging Int'l., Inc., Guaranteed Notes,
         8.50%, due 8/15/11                                                B2      B-           809
                                                                                            -------
                                                                                              2,151
GAMING (2.2%)
   680   Chukchansi Economic Development Authority, Senior Notes,
         8.00%, due 11/15/13                                               B2      BB-          705(1)
 1,990   Majestic Star LLC, Senior Unsecured Notes,
         9.75%, due 1/15/11                                               Caa1    CCC+        1,910
 1,005   MGM Grand, Inc., Guaranteed Senior Notes,
         6.00%, due 10/1/09                                               Ba2      BB         1,006
   300   Park Place Entertainment, Senior Subordinated Notes,
         7.88%, due 3/15/10                                               Ba1      B+           314
 1,250   Pokagon Gaming Authority, Senior Notes,
         10.38%, due 6/15/14                                               B3       B         1,400(1)
   680   San Pasqual Casino, Notes, 8.00%, due 9/15/13                     B2      B+           700(1)
 1,225   Station Casinos, Inc., Senior Unsecured Subordinated Notes,
         6.88%, due 3/1/16                                                Ba3       B         1,152
                                                                                            -------
                                                                                              7,187

                                     NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

SCHEDULE OF INVESTMENTS Income Opportunity Fund Inc. cont'd


PRINCIPAL AMOUNT                                                                 RATING           VALUE +
(000's OMITTED)                                                             MOODY'S   S&P    (000's OMITTED)
GAS DISTRIBUTION (2.7%)
$  885   AmeriGas Partners, L.P., Senior Unsecured Notes,
         7.25%, due 5/20/15                                                    B1              $   900
 1,070   Ferrellgas Partners L.P., Senior Unsecured Notes,
         8.75%, due 6/15/12                                                    B2      B-        1,113
   875   Kinder Morgan, Inc., Senior Notes, 6.50%, due 9/1/12                 Baa2     BB-         901
   980   Kinder Morgan, Inc., Guaranteed Notes, 5.70%, due 1/5/16             Baa2     BB-         938
 2,290   Regency Energy Partners, Senior Unsecured Notes,
         8.38%, due 12/15/13                                                   B2      B         2,359(1)
   925   Targa Resources, Inc., Guaranteed Notes,
         8.50%, due 11/1/13                                                    B3      B-          953(1)
 1,335   Transcontinental Gas Pipe Line, Debentures,
         7.25%, due 12/1/26                                                   Ba1      BB+       1,447
                                                                                               -------
                                                                                                 8,611
HEALTH SERVICES (5.0%)
 1,955   CDRV Investors, Inc., Senior Unsecured Notes, Step-Up,
         0.00%/9.63%, due 1/1/15                                              Caa1    CCC+       1,711(2)(2)
 1,790   HCA, Inc., Senior Unsecured Notes, 6.50%, due 2/15/16                Caa1     B-        1,560
 2,115   HCA, Inc., Secured Notes, 9.25%, due 11/15/16                         B2      BB-       2,305(1)(5)
 2,605   HCA, Inc., Senior Secured Notes, 9.63%, due 11/15/16                  B2      BB-       2,843(1)
   210   Omnicare, Inc., Senior Subordinated Notes, 6.13%, due 6/1/13         Ba3      BB+         202
   270   Omnicare, Inc., Guaranteed Notes, 6.88%, due 12/15/15                Ba3      BB+         269
   910   Service Corp. Int'l, Senior Unsecured Notes, 7.38%, due 10/1/14       B1      BB-         946
   265   Service Corp. Int'l, Senior Notes, 7.00%, due 6/15/17                 B1      BB-         264
 1,735   Service Corp. Int'l, Senior Notes, 7.50%, due 4/1/27                  B1      BB-       1,735(1)
   680   Spheris, Inc., Senior Subordinated Notes, 11.00%, due 12/15/12       Caa1     CCC         685
 1,190   United Surgical Partners Int'l, Inc., Senior Subordinated Notes,
         9.25%, due 5/1/17                                                    Caa1    CCC+       1,224(1)
   910   US Oncology, Inc., Senior Unsecured Floating Rate Notes,
         9.80%, due 9/17/07                                                    B3      B-          921(1)(6)
   580   US Oncology, Inc., Guaranteed Notes, 9.00%, due 8/15/12               B1      B-          618
   300   Ventas Realty L.P., Guaranteed Notes, 6.75%, due 6/1/10              Ba2      BB+         307
   565   Ventas Realty L.P., Guaranteed Senior Notes, 6.50%, due 6/1/16       Ba2      BB+         571
                                                                                               -------
                                                                                                16,161
INVESTMENTS & MISC. FINANCIAL SERVICES (0.6%)
 1,740   Cardtronics, Inc., Guaranteed Notes, 9.25%, due 8/15/13               B3      B-        1,840
LEISURE (0.5%)
   795   AMF Bowling Worldwide, Inc., Guaranteed Senior Subordinated
         Notes, 10.00%, due 3/1/10                                             B3     CCC+         827
   815   Royal Caribbean Cruises, Senior Unsubordinated Notes,
         7.50%, due 10/15/27                                                  Ba1     BBB-         807
                                                                                               -------
                                                                                                 1,634
MEDIA--BROADCAST (3.2%)
 1,875   CMP Susquehanna Corp., Senior Subordinated Notes,
         9.88%, due 5/15/14                                                    B3      CCC       1,913(1)
   745   Entercom Radio/Capital, Guaranteed Senior Notes,
         7.63%, due 3/1/14                                                     B1       B          758
    40   LIN Television Corp., Guaranteed Notes, Ser. B,
         6.50%, due 5/15/13                                                    B1      B-           39
 1,720   LIN Television Corp., Senior Subordinated Notes,
         6.50%, due 5/15/13                                                    B1      B-        1,694

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Income Opportunity Fund Inc. cont'd



PRINCIPAL AMOUNT                                                                 RATING           VALUE +
(000's OMITTED)                                                             MOODY'S   S&P    (000's OMITTED)
$2,240   Paxson Communications, Secured Floating Rate Notes,
         11.61%, due 7/16/07                                                  Caa2    CCC-     $ 2,330(1)(6)
 1,650   Umbrella Acquisition, Inc., Senior Notes,
         9.75%, due 3/15/15                                                    B3     CCC+       1,656(1)(2)
 1,280   Young Broadcasting, Inc., Guaranteed Notes,
         10.00%, due 3/1/11                                                   Caa1    CCC-       1,303
   585   Young Broadcasting, Inc., Senior Subordinated Notes,
         8.75%, due 1/15/14                                                   Caa1    CCC-         570
                                                                                               -------
                                                                                                10,263
MEDIA--CABLE (2.5%)
   465   CCH I Holdings LLC, Guaranteed Notes, 10.00%, due 5/15/14            Caa3     CCC         434
 2,670   CCH I Holdings LLC, Secured Notes, 11.00%, due 10/1/15               Caa2     CCC       2,837
 1,545   Charter Communications Operating LLC, Senior Notes,
         8.38%, due 4/30/14                                                    B3       B        1,620(1)
   595   DirecTV Holdings LLC, Senior Notes, 8.38%, due 3/15/13               Ba3      BB-         628
   775   EchoStar DBS Corp., Guaranteed Notes, 6.38%, due 10/1/11             Ba3      BB-         783
   925   EchoStar DBS Corp., Guaranteed Notes, 7.00%, due 10/1/13             Ba3      BB-         961
   885   EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16              Ba3      BB-         921
                                                                                               -------
                                                                                                 8,184
MEDIA--SERVICES (1.1%)
   870   Lamar Media Corp., Guaranteed Notes, 7.25%, due 1/1/13               Ba3       B          890
 2,770   WMG Acquisition Corp., Senior Subordinated Notes,
         7.38%, due 4/15/14                                                    B2       B        2,659
                                                                                               -------
                                                                                                 3,549
METALS/MINING EXCLUDING STEEL (2.7%)
   625   Aleris Int'l, Inc., Senior Notes, 9.00%, due 12/15/14                 B3      B-          663(1)
   755   Aleris Int'l, Inc., Senior Subordinated Notes,
         10.00%, due 12/15/16                                                 Caa1     B-          788(1)
 1,250   Arch Western Finance Corp., Guaranteed Notes,
         6.75%, due 7/1/13                                                     B1      BB-       1,241
   275   Freeport-McMoRan Copper & Gold, Senior Unsecured Notes,
         8.25%, due 4/1/15                                                    Ba3      BB          297
 1,665   Freeport-McMoRan Copper & Gold, Senior Unsecured Notes,
         8.38%, due 4/1/17                                                    Ba3      BB        1,821
 3,170   Massey Energy Co., Guaranteed Notes, 6.88%, due 12/15/13              B2      B+        3,059
   830   Peabody Energy Corp., Guaranteed Senior Notes, Ser. B,
         6.88%, due 3/15/13                                                   Ba1      BB          841
                                                                                               -------
                                                                                                 8,710
NON-FOOD & DRUG RETAILERS (0.7%)
   270   Blockbuster, Inc., Senior Subordinated Notes,
         9.00%, due 9/1/12                                                    Caa2    CCC+         275
   565   Bon-Ton Department Stores, Inc., Guaranteed Notes,
         10.25%, due 3/15/14                                                   B3      B-          612
   550   GSC Holdings Corp., Guaranteed Notes,
         8.00%, due 10/1/12                                                   Ba3      B+          586
   980   Michaels Stores, Inc., Subordinated Notes, Step-Up,
         0.00%/13.00%, due 11/1/16                                            Caa1     CCC         642(1)(2)(2)
                                                                                               -------
                                                                                                 2,115
PACKAGING (2.1%)
 3,955   Ball Corp., Guaranteed Notes, 6.88%, due 12/15/12                    Ba1      BB        4,044
   820   Crown Americas LLC, Guaranteed Senior Notes,
         7.75%, due 11/15/15                                                   B1      B           867
   560   Graham Packaging Co., Inc., Guaranteed Notes,
         9.88%, due 10/15/14                                                  Caa1    CCC+         579
 1,130   Owens-Brockway Glass Container, Inc., Guaranteed Notes,
         8.75%, due 11/15/12                                                  Ba2      BB-       1,191
                                                                                               -------
                                                                                                 6,681

                                     NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

SCHEDULE OF INVESTMENTS Income Opportunity Fund Inc. cont'd


PRINCIPAL AMOUNT                                                              RATING           VALUE +
(000's OMITTED)                                                          MOODY'S    S&P   (000's OMITTED)
PRINTING & PUBLISHING (3.1%)
$  350   Dex Media West LLC, Senior Unsecured Notes, Ser. B,
         8.50%, due 8/15/10                                                 B1       B       $   367
 1,125   Dex Media West LLC, Guaranteed Senior Notes, Ser. B,
         9.88%, due 8/15/13                                                 B2       B         1,225
 2,330   Idearc, Inc., Senior Notes, 8.00%, due 11/15/16                    B2      B+         2,429(1)
   195   Primedia, Inc., Senior Floating Rate Notes,
         10.74%, due 5/15/07                                                B2       B           201(6)
 1,685   Primedia, Inc., Guaranteed Senior Unsecured Notes,
         8.88%, due 5/15/11                                                 B2       B         1,735
 2,420   R.H. Donnelley Corp., Senior Notes, Ser A-3,
         8.88%, due 1/15/16                                                 B3       B         2,626
 1,415   Reader's Digest Association, Inc., Senior Subordinated Notes,
         9.00%, due 2/15/17                                                Caa1    CCC+        1,387(1)
                                                                                             -------
                                                                                               9,970
RAILROADS (0.6%)
 1,715   TFM SA de C.V., Senior Notes, 9.38%, due 5/1/12                    B3      B-         1,852
REAL ESTATE DEV. & MGT. (0.5%)
 1,000   American Real Estate Partners L.P., Senior Notes,
         7.13%, due 2/15/13                                                Ba3      BB+          985
   785   American Real Estate Partners, L.P., Senior Notes,
         8.13%, due 6/1/12                                                 Ba3      BB+          801
                                                                                             -------
                                                                                               1,786
RESTAURANTS (0.3%)
   565   NPC Int'l, Inc., Guaranteed Notes, 9.50%, due 5/1/14              Caa1     B-           593
   410   OSI Restaurant Partners, Inc., Senior Notes,
         9.63%, due 5/15/15                                                Caa1     B-           423(1)(4)
                                                                                             -------
                                                                                               1,016
SOFTWARE/SERVICES (0.1%)
   415   SunGard Data Systems, Inc., Guaranteed Notes,
         9.13%, due 8/15/13                                                Caa1     B-           445
STEEL PRODUCERS/PRODUCTS (0.4%)
 1,300   Tube City IMS Corp., Senior Subordinated Notes,
         9.75%, due 2/1/15                                                  B3      B-         1,371(1)
SUPPORT--SERVICES (3.1%)
 1,435   Aramark Corp., Senior Notes, 8.50%, due 2/1/15                     B3      B-         1,501(1)
   705   KAR Holdings, Inc., Senior Subordinated Notes,
         10.00%, due 5/1/15                                                Caa1     CCC          731(1)
 2,300   Knowledge Learning Corp., Inc., Guaranteed Notes,
         7.75%, due 2/1/15                                                  B2      B-         2,300(1)
 1,650   Language Line, Inc., Guaranteed Senior Subordinated Notes,
         11.13%, due 6/15/12                                                B3     CCC+        1,774
 2,215   Monitronics Int'l, Inc., Guaranteed Notes, 11.75%, due 9/1/10      B3      B-         2,315
 1,465   Rural/Metro Corp., Guaranteed Notes, 9.88%, due 3/15/15            B3     CCC+        1,560
                                                                                             -------
                                                                                              10,181
TELECOM--FIXED LINE (0.2%)
   550   Level 3 Financing, Inc., Senior Notes, 9.25%, due 11/1/14          B3     CCC+          571(1)
TELECOM--INTEGRATED/SERVICES (2.8%)
 2,750   Citizens Utilities Co., Bonds, 7.13%, due 3/15/19                 Ba2      BB+        2,771(1)
 1,430   Intelsat Bermuda Ltd., Senior Notes, 9.25%, due 6/15/16            B2      B+         1,573
   665   Nordic Telephone Co. Holdings, Secured Notes,
         8.88%, due 5/1/16                                                  B2       B           715(1)
   730   Qwest Corp., Senior Notes, 7.88%, due 9/1/11                      Ba1      BB+          777
   965   Qwest Corp., Notes, 8.88%, due 3/15/12                            Ba1      BB+        1,066
   870   Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13             Ba3      BB-          944
 1,240   Windstream Corp., Guaranteed Notes, 8.63%, due 8/1/16             Ba3      BB-        1,361
                                                                                             -------
                                                                                               9,207

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Income Opportunity Fund Inc. cont'd


PRINCIPAL AMOUNT                                                                  RATING         VALUE +
(000'S OMITTED)                                                              MOODY'S    S&P   (000'S OMITTED)
THEATERS & ENTERTAINMENT (0.5%)
$800         AMC Entertainment, Inc., Guaranteed Notes, Ser. B, 8.63%,
             due 8/15/12                                                       Ba3      B-       $     852
 630         AMC Entertainment, Inc., Guaranteed Notes, 11.00%,
             due 2/1/16                                                         B3     CCC+            723
                                                                                                 ---------
                                                                                                     1,575
TRANSPORTATION EXCLUDING AIR/RAIL (0.2%)
 740         Stena AB, Senior Unsecured Notes, 7.00%, due 12/1/16              Ba3      BB-            729
                                                                                                 ---------
   TOTAL CORPORATE DEBT SECURITIES (COST $166,325)                                                 172,388
                                                                                                 ---------
NUMBER OF SHARES
SHORT-TERM INVESTMENTS (14.2%)
11,052,528   Neuberger Berman Prime Money Fund Trust Class                                          11,053@
34,795,751   Neuberger Berman Securities Lending Quality Fund, LLC                                  34,796~
                                                                                                 ---------
             TOTAL SHORT-TERM INVESTMENTS (COST $45,849)                                            45,849#
                                                                                                 ---------
             TOTAL INVESTMENTS (147.4%) (COST $419,128)                                            476,476##
             Liabilities, less cash, receivables and other assets [(8.6%)]                         (27,817)
             Liquidation Value of Auction Preferred Shares [(38.8%)]                              (125,500)
                                                                                                 ---------
             TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)                         $ 323,159
                                                                                                 ---------

                                     NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)


NOTES TO SCHEDULE OF INVESTMENTS

+ Investments in equity securities by Neuberger Berman Income Opportunity Fund Inc. (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Investments in debt securities by the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other debt securities, bid price quotations are obtained from principal market makers in those securities. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Directors of the Fund (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#       At cost, which approximates market value.

## At April 30, 2007, the cost of investments for U.S. federal income tax purposes was $419,400,000. Gross unrealized appreciation of investments was $59,771,000 and gross unrealized depreciation of investments was $2,695,000, resulting in net unrealized appreciation of $57,076,000 based on cost for U.S. federal income tax purposes.

~ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & E of Notes to Financial Statements).

See Notes to Financial Statements

NOTES TO SCHEDULE OF INVESTMENTS cont'd


@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & E of Notes to Financial Statements).

(1) Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At April 30, 2007, these securities amounted to $50,687,000 or 15.7% of net assets applicable to common shareholders.

*       Security did not produce income during the last twelve months.

(5) All or a portion of this security is segregated as collateral for interest rate swap contracts and/or when-issued securities.

(2) All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

(6) Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2007.

(2)(2) Denotes a step-up bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

(4) All or a portion of this security was purchased on a when-issued basis. At April 30, 2007, these securities amounted to $423,000 or 0.1% of net assets.

See Notes to Financial Statements

                                     NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)


STATEMENT OF ASSETS AND LIABILITIES

NEUBERGER BERMAN                                                                              INCOME OPPORTUNITY
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                                             FUND
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & E)--SEE SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                                                             $430,627
------------------------------------------------------------------------------------------------------------
   Affiliated issuers                                                                                 45,849
============================================================================================================
                                                                                                     476,476
   Dividends and interest receivable                                                                   4,298
------------------------------------------------------------------------------------------------------------
   Receivable for securities sold                                                                      2,807
   Interest rate swaps, at market value (Note A)                                                       1,818
------------------------------------------------------------------------------------------------------------
   Receivable for securities lending income (Note A)                                                     143
   Prepaid expenses and other assets                                                                      17
============================================================================================================
TOTAL ASSETS                                                                                         485,559
============================================================================================================
LIABILITIES
   Payable for collateral on securities loaned (Note A)                                               34,796
   Distributions payable--preferred shares                                                                85
------------------------------------------------------------------------------------------------------------
   Distributions payable--common shares                                                                  188
   Payable for securities purchased                                                                    1,399
------------------------------------------------------------------------------------------------------------
   Payable to investment manager-net (Notes A & B)                                                       129
   Payable to administrator (Note B)                                                                      92
------------------------------------------------------------------------------------------------------------
   Payable for securities lending fees (Note A)                                                          135
   Accrued expenses and other payables                                                                    76
============================================================================================================
TOTAL LIABILITIES                                                                                     36,900
============================================================================================================
AUCTION PREFERRED SHARES SERIES A & B AT LIQUIDATION VALUE
   6,000 shares authorized; 5,020 shares issued and outstanding;
   $.0001 par value; $25,000 liquidation value per share (Note A)                                    125,500
============================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                                               $323,159
============================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF:
   Paid-in capital--common shares                                                                   $250,240
   Distributions in excess of net investment income                                                  (20,845)
------------------------------------------------------------------------------------------------------------
   Accumulated net realized gains (losses) on investments                                             34,617
   Net unrealized appreciation (depreciation) in value of investments                                 59,147
============================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                                               $323,159
============================================================================================================
COMMON SHARES OUTSTANDING ($.0001 PAR VALUE; 999,994,000 SHARES AUTHORIZED)                           17,734
============================================================================================================
NET ASSET VALUE PER COMMON SHARE OUTSTANDING                                                        $  18.22
============================================================================================================
+SECURITIES ON LOAN, AT MARKET VALUE                                                                $ 33,034
============================================================================================================
*COST OF INVESTMENTS:
   Unaffiliated issuers                                                                             $373,279
   Affiliated issuers                                                                                 45,849
============================================================================================================
TOTAL COST OF INVESTMENTS                                                                           $419,128
============================================================================================================

See Notes to Financial Statements

            NEUBERGER BERMAN FOR THE SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

STATEMENT OF OPERATIONS

NEUBERGER BERMAN                                                             INCOME OPPORTUNITY
(000'S OMITTED)                                                                     FUND
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                             $  5,962
Interest income--unaffilated issuers                                                 7,283
-----------------------------------------------------------------------------------------------
Income from securities loaned--net (Note E)                                             55
Income from investments in affiliated issuers (Note E)                                 235
-----------------------------------------------------------------------------------------------
Foreign taxes withheld                                                                  (2)
===============================================================================================
Total income                                                                        13,533
===============================================================================================
EXPENSES:
Investment management fees (Notes A & B)                                             1,347
Administration fees (Note B)                                                           561
-----------------------------------------------------------------------------------------------
Auction agent fees (Note B)                                                            158
Audit fees                                                                              23
-----------------------------------------------------------------------------------------------
Basic maintenance expense (Note B)                                                      12
Custodian fees (Note B)                                                                 83
-----------------------------------------------------------------------------------------------
Directors' fees and expenses                                                            10
Insurance expense                                                                        9
-----------------------------------------------------------------------------------------------
Legal fees                                                                              27
Shareholder reports                                                                     32
-----------------------------------------------------------------------------------------------
Stock exchange listing fees                                                              3
Stock transfer agent fees                                                               17
-----------------------------------------------------------------------------------------------
Miscellaneous                                                                           14
===============================================================================================
Total expenses                                                                       2,296
Investment management fees waived (Notes A & B)                                       (565)
Expenses reduced by custodian fee expense offset and
   commission recapture arrangements (Note B)                                          (20)
===============================================================================================
Total net expenses                                                                   1,711
===============================================================================================
Net investment income                                                               11,822
===============================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
      Sales of investment securities of unaffiliated issuers                        18,742
      Interest rate swap contracts                                                     792
-----------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
-----------------------------------------------------------------------------------------------
      Unaffiliated investment securities                                            (9,055)
      Interest rate swap contracts                                                    (551)
===============================================================================================
Net gain (loss) on investments                                                       9,928
===============================================================================================
Distributions to Preferred Shareholders                                             (3,156)
===============================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   RESULTING FROM OPERATIONS                                                      $ 18,594
===============================================================================================

See Notes to Financial Statements

                                     NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                                            INCOME OPPORTUNITY FUND
                                                                          ----------------------------
                                                                            SIX MONTHS        YEAR
                                                                              ENDED           ENDED
NEUBERGER BERMAN                                                          APRIL 30, 2007   OCTOBER 31,
(000'S OMITTED)                                                            (UNAUDITED)        2006
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
FROM OPERATIONS:
Net investment income (loss)                                                 $ 11,822       $ 21,943
Net realized gain (loss) on investments                                        19,534         23,372
----------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments            (9,606)        27,260
====================================================================================================
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM (NOTE A):
Net investment income                                                          (3,156)        (4,875)
Net realized gain on investments                                                   --           (905)
----------------------------------------------------------------------------------------------------
Total distributions to preferred shareholders                                  (3,156)        (5,780)
====================================================================================================
Net increase (decrease) in net assets applicable to
   common shareholders resulting from operations                               18,594         66,795
====================================================================================================
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM (NOTE A):
Net investment income                                                         (29,174)       (19,661)
Net realized gain on investments                                                   --         (3,653)
----------------------------------------------------------------------------------------------------
Total distributions to common shareholders                                    (29,174)       (23,314)
====================================================================================================
FROM CAPITAL SHARE TRANSACTIONS (NOTE D):
Proceeds from reinvestment of dividends                                           195             --
====================================================================================================
Total net proceeds from capital share transactions                                195             --
====================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS       (10,385)        43,481
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of period                                                           333,544        290,063
====================================================================================================
End of period                                                                $323,159       $333,544
====================================================================================================
Distributions in excess of net investment income at end of period            $(20,845)      $   (337)
====================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS INCOME OPPORTUNITY FUND INC.

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Income Opportunity Fund Inc. (the "Fund") was organized as a Maryland corporation on April 17, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4 INCOME TAX INFORMATION: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

     As determined on October 31, 2006, permanent differences resulting primarily from different book and tax accounting for distributions in excess of earnings, amortization of bond premium, income recognized on interest rate swaps and character of distributions paid were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund.

     The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 was as follows:

                                           DISTRIBUTIONS PAID FROM:
                                        LONG-TERM            TAX RETURN
          ORDINARY INCOME              CAPITAL GAIN          OF CAPITAL                 TOTAL
         2006          2005         2006         2005      2006     2005          2006         2005
     $24,535,326   $23,827,885   $4,558,553   $8,900,047    $--   $2,108,248   $29,093,879   $34,836,180

                                     NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

As of October 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

     UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED          LOSS
        ORDINARY       LONG-TERM      APPRECIATION    CARRYFORWARDS
         INCOME           GAIN       (DEPRECIATION)   AND DEFERRALS      TOTAL
          $--         $15,601,949      $68,199,397         $--        $83,801,346

     The difference between book and tax basis distributable earnings is attributable primarily to timing differences of distribution payments, wash sales, amortization of bond premium, and income recognized on interest rate swaps.

5 DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare quarterly and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares and the level of expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distribution for the calendar year 2007 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

     The Fund invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions the Fund receives from REITs are generally comprised of income, capital gains, and return of capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2006, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. At April 30, 2007, the Fund estimated these amounts for the period January 1, 2007 to April 30, 2007 within the financial statements since the 2007 information is not available from the REITs until after the Fund's fiscal period. For the year ended October 31, 2006, the character of distributions paid to shareholders is disclosed within the Statement of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is probable that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital

NOTES TO FINANCIAL STATEMENTS Income Opportunity Fund Inc. con't

     gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

     The Fund declared two monthly distributions to common shareholders in the amount of $0.10625 per share per month, payable after the close of the reporting period, on May 31, 2007 and June 29, 2007, to shareholders of record on May 15, 2007 and June 15, 2007, respectively, with ex-dates May 11, 2007 and June 13, 2007, respectively.

6 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

7 REDEEMABLE PREFERRED SHARES: On June 5, 2003, the Fund re-classified 6,000 unissued shares of capital stock as Series A Auction Preferred Shares and Series B Auction Preferred Shares ("Preferred Shares"). On September 26, 2003, the Fund issued 2,510 Series A Preferred Shares and 2,510 Series B Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

     Except when the Fund has declared a special rate period, distributions to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days. Distribution rates are reset every 7 days based on the results of an auction, except during special rate periods. For the six months ended April 30, 2007, distribution rates ranged from 4.94% to 5.26% for Series A and 4.95% to 5.30% for Series B Auction Preferred Shares. The Fund declared distributions to preferred shareholders for the period May 1, 2007 to May 31, 2007 of $270,833 and $271,865 for Series A and Series B Preferred Shares, respectively.

     The Fund may redeem Preferred Shares, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the Preferred Shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at Liquidation Value. The holders of Preferred Shares are entitled to one vote per share and will vote with holders of common shares as a single class, except that the Preferred Shares will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on Preferred Shares for two consecutive years.

                                     NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)


8 INTEREST RATE SWAPS: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's Preferred Shares. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

     Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

     Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At April 30, 2007, the Fund had outstanding interest rate swap contracts as follows:

                                                                RATE TYPE
                                                       --------------------------
                                                       FIXED-RATE   VARIABLE-RATE     ACCRUED
                                                        PAYMENTS       PAYMENTS     NET INTEREST     UNREALIZED
     SWAP               NOTIONAL                         MADE BY     RECEIVED BY     RECEIVABLE     APPRECIATION       TOTAL
     COUNTER PARTY       AMOUNT     TERMINATION DATE    THE FUND     THE FUND(1)      (PAYABLE)    (DEPRECIATION)   FAIR VALUE
     Citibank, N.A.   $24,000,000     April 24, 2008      3.70%          5.32%         $ 7,560       $  347,708     $  355,268
     Citibank, N.A.    70,000,000   October 24, 2008      3.63%          5.32%          23,003        1,439,717      1,462,720
                                                                                       -------       ----------     ----------
                                                                                       $30,563       $1,787,425     $1,817,988

(1)  30 day LIBOR (London Interbank Offered Rate) as of April 22, 2007.

9 SECURITY LENDING: Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

     Through a bidding process in August 2006, and in accordance with an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund.

NOTES TO FINANCIAL STATEMENTS Income Opportunity Fund Inc. cont'd

     Under the securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

     Net income from the applicable lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the six months ended April 30, 2007, the Fund received net income under the securities lending arrangements of approximately $54,881, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the six months ended April 30, 2007, "Income from securities loaned-net" consisted of approximately $732,977 in income earned on cash collateral and guaranteed amounts (including approximately $674,412 of interest income earned from the Quality Fund and $58,565 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $678,096 (including approximately $0 retained by Neuberger).

10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended April 30, 2007, management fees waived under this Arrangement amounted to $3,676 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended April 30, 2007, income earned under this Arrangement amounted to $234,906, and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12 CONCENTRATION OF RISK: Under normal market conditions, the Fund's equity investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund's shares may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the

                                     NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)


     United States real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry. The Fund's debt investments will be concentrated in high-yield corporate debt securities rated, at the time of investment, Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's, or if unrated by either of those entities, determined by Management to be of comparable quality. Due to the inherent volatility and illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value of the Fund's shares may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

13 INDEMNIFICATIONS: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH
     AFFILIATES:

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any Preferred Shares outstanding is not considered a liability.

     Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

                           YEAR ENDED       % OF AVERAGE
                           OCTOBER 31,   DAILY MANAGED ASSETS
                          -----------------------------------
                          2007 - 2008           0.25
                              2009              0.19
                              2010              0.13
                              2011              0.07

     Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.

     For the six months ended April 30, 2007, such waived fees amounted to $561,140.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

NOTES TO FINANCIAL STATEMENTS Income Opportunity Fund Inc. cont'd


     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the six months ended April 30, 2007, the impact of this arrangement was a reduction of expenses of $15,221.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2007, the impact of this arrangement was a reduction of expenses of $4,987.

     In connection with the settlement of each Preferred Share auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

     In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the Preferred Shares. "Discounted value" refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. The Fund pays a fee to State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

     NOTE C--SECURITIES TRANSACTIONS:

     During the six months ended April 30, 2007, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $186,299,906 and $203,157,723, respectively.

     During the six months ended April 30, 2007, brokerage commissions on securities transactions amounted to $174,492, of which Neuberger received $0, Lehman Brothers Inc. received $23,734, and other brokers received $150,758.

                                     NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)


     NOTE D--CAPITAL:

     At April 30, 2007, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

                                                      COMMON SHARES      COMMON SHARES
                                                       OUTSTANDING    OWNED BY NEUBERGER
                                                      17,734,383             6,981

     Transactions in common shares for the six months ended April 30, 2007 and the year ended October 31, 2006 were as follows:

                                                      REINVESTMENT OF
                                                       DIVIDENDS AND    NET INCREASE IN COMMON
                                                       DISTRIBUTIONS      SHARES OUTSTANDING
                                                        2007    2006        2007    2006
                                                       10,735    --        10,735    --

     NOTE E--INVESTMENTS IN AFFILIATES*:

                                                                                                    INCOME FROM
                                                                                                  INVESTMENTS IN
                             BALANCE OF      GROSS                     BALANCE OF                   AFFILIATED
                            SHARES HELD    PURCHASES        GROSS     SHARES HELD      VALUE          ISSUERS
                            OCTOBER 31,      AND         SALES AND     APRIL 30,     APRIL 30,     INCLUDED IN
     NAME OF ISSUER            2006        ADDITIONS     REDUCTIONS       2007          2007       TOTAL INCOME
     Neuberger Berman
     Prime Money Fund
     Trust Class**            7,183,677   122,617,473   118,748,622    11,052,528   $11,052,528      $234,906

     Neuberger Berman
     Securities Lending
     Quality Fund, LLC***    16,668,150   136,382,951   118,255,350    34,795,751    34,795,751       674,412
                                                                                    -----------      --------
     TOTAL                                                                          $45,848,279      $909,318
                                                                                    -----------      --------

     *    Affiliated issuers, as defined in the 1940 Act.

     ** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

     *** Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

     NOTE F--RECENT ACCOUNTING PRONOUNCEMENTS:

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax

NOTES TO FINANCIAL STATEMENTS Income Opportunity Fund Inc. cont'd position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Securities and Exchange Commission has permitted investment companies to delay implementation of FIN 48. The Fund will have until April 30, 2008 to implement FIN 48. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

     NOTE G--UNAUDITED FINANCIAL INFORMATION:

     The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

                                     NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

FINANCIAL HIGHLIGHTS INCOME OPPORTUNITY FUND INC.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                      SIX MONTHS                                        PERIOD FROM
                                                        ENDED                                           JULY 2, 2003^
                                                      APRIL 30,       YEAR ENDED OCTOBER 31,           TO OCTOBER 31,
                                                     -----------   ---------------------------         --------------
                                                         2007        2006      2005      2004               2003
                                                     (UNAUDITED)
COMMON SHARE NET ASSET VALUE, BEGINNING OF PERIOD     $ 18.82      $ 16.37   $ 16.69   $ 14.72           $ 14.33
                                                      -------      -------   -------   -------           -------
INCOME FROM INVESTMENT OPERATIONS APPLICABLE TO
   COMMON SHAREHOLDERS:
NET INVESTMENT INCOME (LOSS) !                            .67         1.24      1.07      1.27(3)            .25
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED
   AND UNREALIZED)                                        .56         2.86       .57      2.08(3)            .59
COMMON SHARE EQUIVALENT OF DISTRIBUTIONS TO
   PREFERRED SHAREHOLDERS FROM:
   NET INVESTMENT INCOME !                               (.18)        (.28)     (.13)     (.09)             (.01)
   NET CAPITAL GAINS !                                     --         (.05)     (.07)     (.01)             (.00)
   TAX RETURN OF CAPITAL !                                 --           --      (.01)       --              (.00)
                                                      -------      -------   -------   -------           -------
TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS            (.18)        (.33)     (.21)     (.10)             (.01)
                                                      -------      -------   -------   -------           -------
TOTAL FROM INVESTMENT OPERATIONS APPLICABLE TO
   COMMON SHAREHOLDERS                                   1.05         3.77      1.43      3.25               .83
                                                      -------      -------   -------   -------           -------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                (1.65)       (1.11)    (1.03)    (1.11)             (.27)
   NET CAPITAL GAINS                                       --         (.21)     (.61)     (.17)             (.05)
   TAX RETURN OF CAPITAL                                   --           --      (.11)       --              (.00)
                                                      -------      -------   -------   -------           -------
TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS              (1.65)       (1.32)    (1.75)    (1.28)             (.32)
LESS CAPITAL CHARGES FROM:
ISSUANCE OF COMMON SHARES                                  --           --        --        --              (.03)
ISSUANCE OF PREFERRED SHARES                               --           --        --      (.00)             (.09)
                                                      -------      -------   -------   -------           -------
TOTAL CAPITAL CHARGES                                      --           --        --      (.00)             (.12)
                                                      -------      -------   -------   -------           -------
COMMON SHARE NET ASSET VALUE, END OF PERIOD           $ 18.22      $ 18.82   $ 16.37   $ 16.69           $ 14.72
                                                      -------      -------   -------   -------           -------
COMMON SHARE MARKET VALUE, END OF PERIOD              $ 17.70      $ 17.22   $ 14.23   $ 15.07           $ 13.98
                                                      -------      -------   -------   -------           -------
TOTAL RETURN, COMMON SHARE NET ASSET VALUE+             +5.97%**    +25.13%   +10.33%   +23.67%            +5.11%**
TOTAL RETURN, COMMON SHARE MARKET VALUE+               +12.51%**    +31.71%    +6.22%   +17.57%            -4.67%**
RATIOS/SUPPLEMENTAL DATA++
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS,
   END OF PERIOD (IN MILLIONS)                        $ 323.2      $ 333.5   $ 290.0   $ 295.8           $ 260.8
PREFERRED SHARES, AT LIQUIDATION
   VALUE ($25,000 PER SHARE LIQUIDATION
   PREFERENCE) (IN MILLIONS)                          $ 125.5      $ 125.5   $ 125.5   $ 125.5           $ 125.5
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS
   APPLICABLE TO COMMON SHAREHOLDERS#                    1.07%*       1.11%     1.13%     1.16%(3)           .88%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS
   APPLICABLE TO COMMON SHAREHOLDERS~                    1.06%*       1.10%     1.13%     1.16%(3)           .87%*
RATIO OF NET INVESTMENT INCOME (LOSS) EXCLUDING
   PREFERRED SHARE DISTRIBUTIONS TO AVERAGE
   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS          7.29%*       7.18%     6.49%     8.08%(3)          5.24%*
RATIO OF PREFERRED SHARE DISTRIBUTIONS TO AVERAGE
   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS          1.95%*       1.89%     1.26%      .62%              .17%*
RATIO OF NET INVESTMENT INCOME (LOSS) INCLUDING
   PREFERRED SHARE DISTRIBUTIONS TO AVERAGE
   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS          5.34%*       5.29%     5.23%     7.46%(3)          5.07%*
PORTFOLIO TURNOVER RATE                                    42%**        61%       49%       74%               21%**
ASSET COVERAGE PER PREFERRED SHARE, END OF PERIOD@    $89,391      $91,462   $82,794   $83,933           $76,957

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS INCOME OPPORTUNITY FUND INC.

+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management fee.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

~ After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

                                                              PERIOD FROM
               SIX MONTHS ENDED                            JULY 2, 2003 TO
                   APRIL 30,      YEAR ENDED OCTOBER 31,     OCTOBER 31,
                     2007           2006   2005   2004          2003
                     1.40%          1.45%  1.48%  1.52%         1.16%

^    The date investment operations commenced.

*    Annualized.

**   Not annualized.

@ Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on Preferred Shares) from the Fund's total assets and dividing by the number of Preferred Shares outstanding.

++ Expense ratios do not include the effect of distribution payments to preferred shareholders. Income ratios include income earned on assets attributable to Preferred Shares outstanding.

(3) Prior to November 1, 2003, the Fund recorded the accrual of the net interest income or expense expected to be received or paid at interim settlement dates as a net payable or receivable for swap contracts and actual amounts paid as net interest income or expense on swap contracts. As a result of SEC staff guidance relating to the application of FASB Statement No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES to registered investment companies, effective November 1, 2003, periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. Accordingly, for the year ended October 31, 2004, the per share amounts and ratios shown decreased or increased as follows:

   Net Investment Income                                                              $ .11
   Net Gains or Losses on Securities (both realized and unrealized)                   $(.11)
   Ratio of Gross Expenses to Average Net Assets Applicable to Common Shareholders     (.71%)
   Ratio of Net Expenses to Average Net Assets Applicable to Common Shareholders       (.71%)
   Ratio of Net Investment Income (Loss) Excluding Preferred Share Distributions to
   Average Net Assets Applicable to Common Shareholders                                 .71%
   Ratio of Net Investment Income (Loss) Including Preferred Share Distributions to
   Average Net Assets Applicable to Common Shareholders                                 .71%

(!) Calculated based on the average number of shares outstanding during each fiscal period.

                                     NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)


DISTRIBUTION REINVESTMENT PLAN

The Bank of New York ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

DISTRIBUTION REINVESTMENT PLAN cont'd


The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the PRO RATA expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their PRO RATA share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

                                     NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)



DIRECTORY

INVESTMENT MANAGER AND ADMINISTRATOR
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

STOCK TRANSFER AGENT
The Bank of New York
101 Barclay Street, 11-E
New York, NY 10286

LEGAL COUNSEL
Kirkpatrick & Lockhart Preston Gates Ellis LLP
1601 K Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

                                     NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)


REPORT OF VOTES OF SHAREHOLDERS

An annual meeting of shareholders of Neuberger Berman Income Opportunity Fund Inc. was held on April 16, 2007. Shareholders voted on the following matter: (1) To elect five Class II Directors (one of which is to be elected only by holders of the Fund's preferred shares) to serve until the annual meeting of shareholders in 2010, or until their successors are elected and qualified. Class I and III Directors continue to hold office until the annual meeting in 2009 and 2008, respectively.

Proposal 1 - To elect five Class II Directors (one of which is to be elected only by holders of the Fund's preferred shares) to serve until the annual meeting of shareholders in 2010.

COMMON AND PREFERRED SHARES

                                     VOTES                      BROKER
                    VOTES FOR       WITHHELD    ABSTENTIONS   NON-VOTES
C. Anne Harvey   15,180,575.000   199,723.000        --           --
George Morriss   15,193,660.000   186,638.000        --           --
Jack Rivkin      15,180,940.000   199,358.000        --           --
Tom D. Seip      15,187,218.000   193,080.000        --           --

PREFERRED SHARES

                           VOTES                     BROKER
              VOTES FOR   WITHHELD   ABSTENTIONS   NON-VOTES
John Cannon   4,539.000    50.000        --           --

                   This page has been left blank intentionally

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

NEUBERGER | BERMAN
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
INTERNAL SALES & SERVICES
877.461.1899

www.nb.com

[GRAPHIC] E0035  06/07

ITEM 2. CODE OF ETHICS

The Board of Directors ("Board") of Neuberger Berman Income Opportunity Fund Inc. ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was included as an exhibit to Registrant's Form N-CSR filed on July 10, 2006. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are Martha Goss, Howard Mileaf and George Morriss. Ms. Goss, Mr. Mileaf and Mr. Morriss are independent directors as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Only required in the annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Only required in the annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for the Fund is disclosed in the Registrant's Semi-annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Only required in the annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Only required in the annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

No reportable purchases for the period covered by this report.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) A copy of the Code of Ethics is incorporated by reference to Registrant's Form N-CSR, Investment Company Act file number 811-21334 (filed July 10, 2006).

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are filed herewith.

(a)(3) Not applicable to the Registrant.

(b) The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Opportunity Fund Inc.


By: /s/ Peter E. Sundman
    --------------------
    Peter E. Sundman
    Chief Executive Officer

Date: July 6, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By: /s/ Peter E. Sundman
    --------------------
    Peter E. Sundman
    Chief Executive Officer

Date: July 6, 2007



By: /s/ John M. McGovern
    --------------------
    John M. McGovern
    Treasurer and Principal Financial
    and Accounting Officer

Date:  July 6, 2007